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                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

         This Fifth Amendment to Credit Agreement is entered into as of January 25, 2001 (this "Amendment"), by and between IMPERIAL BANK, a California banking corporation ("Bank") and MONTEREY PASTA, a Delaware corporation ("Borrower").

                                    RECITALS

         WHEREAS, Borrower and Bank are parties to that certain Credit Agreement dated as of August 2, 1999, (as amended, restated, modified, supplemented or revised from time to time, the "Agreement"); and

         WHEREAS, each of the parties to this Amendment desire to amend the Agreement in accordance herewith.

                                    AGREEMENT

         NOW, THEREFORE, the parties agree as follows:

A. AMENDMENTS TO THE AGREEMENT.

         Paragraph 4.05 (a) is hereby amended to read in its entirety as follows:

         "MONTHLY FINANCIAL STATEMENT. As soon as available, and in any event within FORTY-FIVE (45) DAYS after the close of each month, a balance sheet, profit and loss statement and reconciliation of Borrower's capital balance accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower."

B. EFFECT OF AMENDMENT, REPRESENTATIONS AND WARRANTIES.

         1. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

         2. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

C. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

         1. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

         (a.)     this Amendment, duly executed by Borrower



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D. MISCELLANEOUS PROVISIONS.

         1. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

         2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


Monterey Pasta Company,                    IMPERIAL BANK,
a Delaware corporation                     A California banking corporation


By:                                        By:
   ------------------------------------       ---------------------------------
        R. Lance Hewitt                              Dennis Johnson
Title:  CEO                                Title:    Vice President


Monterey Pasta Company,
a Delaware corporation



By:
   ------------------------------------
        Stephen Brinkman
Title:  CFO/Secretary






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